UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Co-Registrants ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NT ALPHA STRATEGIES FUND

NT EQUITY LONG/SHORT STRATEGIES FUND

(Names of Co-Registrants as Specified in Their Charters)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

NT Alpha Strategies Fund

NT Equity Long/Short Strategies Fund

50 South LaSalle Street

Chicago, Illinois 60603

NOTICE OF JOINT SPECIAL MEETING OF UNITHOLDERS

To be held on May 15, 2014

Notice is hereby given to the unitholders of NT Alpha Strategies Fund (“NT Alpha”) and NT Equity Long/Short Strategies Fund (“NT Equity Long/Short” and, together with NT Alpha, the “Funds”) that the Joint Special Meeting of Unitholders (the “Special Meeting”) will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, Fourth Floor, Room 7, Chicago, Illinois 60603 on May 15, 2014, at 11:00 a.m. (Central time). The Special Meeting is being held for the following purposes:

1.	To elect six Trustees of each Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF EACH OF THE FUNDS (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Board has fixed the close of business on March 28, 2014 as the record date for the determination of unitholders entitled to notice of, and to vote at, the Special Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so that you will be represented at the Special Meeting.

If you owned units of both Funds as of the close of business on March 28, 2014, you will receive a separate proxy card for each Fund. Please be certain to sign, date and return each proxy card you receive.

By order of the Board,

/s/ Robert D. DiCarlo

Robert D. DiCarlo, President of each of the Funds

Chicago, Illinois

April 4, 2014

IT IS IMPORTANT THAT YOUR UNITS BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE SPECIAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW UNITS YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

NT ALPHA STRATEGIES FUND

NT EQUITY LONG/SHORT STRATEGIES FUND

PROXY STATEMENT

FOR

JOINT SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON MAY 15, 2014

This Joint Proxy Statement (“Proxy Statement”) is being furnished to the holders of common units of beneficial interest of NT Alpha Strategies Fund (“NT Alpha”) and NT Equity Long/Short Strategies Fund (“NT Equity Long/Short” and, together with NT Alpha, the “Funds”) in connection with the solicitation by the Board of Trustees of each Fund (collectively, the “Board”) of proxies to be voted at the Joint Special Meeting of Unitholders of the Funds, to be held on May 15, 2014, and any adjournment, postponement or delay thereof (the “Special Meeting”). The Special Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, Fourth Floor, Room 7, Chicago, Illinois 60603, on May 15, 2014 at 11:00 a.m. (Central time).

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Unitholders (“Notice of Special Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at 312-444-3303. The Notice of Special Meeting, the proxy cards and this Proxy Statement are first being mailed to each Fund’s unitholders on or about April 15, 2014.

•	Why is a unitholder meeting being held?

At the Special Meeting, the unitholders will vote on a proposal to elect individuals to serve as Trustees of the Funds. Unitholders are being asked to elect six Trustees for each Fund. Four nominees currently serve as Trustees of the Funds: Messrs. Theodore A. Olson, John J. Masterson, James D. McDonald and Ralph F. Vitale. Two additional trustee nominees have been nominated by the Board and are standing for election at the Special Meeting: Messrs. Richard W. Durkes and John F.X. Manning. The Board has increased the size of the Board to six Trustees and proposes to add Messrs. Durkes and Manning to the Board in anticipation of the retirement of Mr. Olson, who will retire from the Board at the end of 2014 in accordance with the Funds’ retirement policy which requires that a Trustee resign by December 31 of the year in which he turns 75. Following the retirement of Mr. Olson, the size of the Board will be reduced to five

Trustees. By electing Trustees at this time, the Funds will continue to comply with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), requiring that a majority of the Trustees be elected by unitholders and allowing the appointment of a new Trustee by the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by unitholders.

•	Will my vote make a difference?

Yes!   Your vote is important and could make a difference in the governance of the Fund(s), no matter how many units you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Special Meeting to be held on May 15, 2014, and, if the Special Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Special Meeting.

•	How does the Board recommend that unitholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominees named in this Proxy Statement for your Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees for each Fund and has approved the nominees named in this Proxy Statement and believes their election is in your best interests as unitholders.

•	Who is eligible to vote?

Unitholders of record of each Fund at the close of business on March 28, 2014 are entitled to be present and to vote at the Special Meeting or any adjournment, postponement or delay thereof. Each unit is entitled to one vote. Units represented by duly executed proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Special Meeting, your units will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	How do I vote my units?

Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your units will be represented at the Special Meeting.

If you attend the Special Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s units, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license.

All units represented by your duly executed proxy/proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If you sign the proxy card(s) but do not fill in a vote, your units will be voted in accordance with the Board’s recommendations. If any other business is brought before the Special Meeting, your units will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

Unitholders who execute proxy cards may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy prior to the date of the Special Meeting or by attending and voting at the Special Meeting. Merely attending the Special Meeting, however, will not revoke a previously submitted proxy.

You may contact us at 312-444-3303 to obtain directions to the site of the Special Meeting.

•	Why does this Proxy Statement list multiple funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Special Meeting. In the event that any unitholder present at the Special Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Special Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Special Meeting but will not impact the ability of the other Fund to proceed with its Special Meeting if such Fund achieves a quorum. Unitholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the unitholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the unitholders of that Fund.

•	How many units of each Fund were outstanding as of the record date?

At the close of business on March 28, 2014, the Funds had the following common units outstanding:

Fund	Number of Common Units Outstanding
NT Alpha Strategies Fund	32,069,877.51
NT Equity Long/Short Strategies Fund	8,054,456.39

THE PROPOSAL: ELECTION OF TRUSTEES

At the Special Meeting, the unitholders will vote on a proposal to elect individuals to serve as Trustees of the Funds.

Unitholders are being asked to elect six Trustees for each Fund. Four nominees currently serve as Trustees of the Funds: Messrs. Theodore A. Olson, John J. Masterson, James D. McDonald and Ralph F. Vitale. Two additional trustee nominees have been nominated by the Board and are standing for election at the Special Meeting: Messrs. Richard W. Durkes and John F.X. Manning. The Board has increased the size of the Board to six Trustees and proposes to add Messrs. Durkes and Manning to the Board in anticipation of the retirement of Mr. Olson, who will retire from the Board at the end of 2014 in accordance with the Funds’ retirement policy which requires that a Trustee resign by December 31 of the year in which he turns 75. Following the retirement of Mr. Olson, the size of the Board will be reduced to five Trustees.

By electing Trustees at this time, the Funds will continue to comply with the provisions of the 1940 Act, requiring that a majority of the Trustees be elected by unitholders and allowing the appointment of a new Trustee by the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by unitholders.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to serve, or continue to serve, as a Trustee of their respective Fund if elected at the Special Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as each Fund’s Governance Committee may select.

Certain information concerning the Trustees and the officers of the Funds is set forth in the tables below. Independent Trustees are those who are not interested persons, as defined in the 1940 Act, of (i) the Funds or (ii) the Funds’ investment adviser, Northern Trust Investments, Inc. (“NTI” or the “Adviser”) (the “Independent Trustees”).

Trustees and Trustee Nominees

Name, Year of Birth, Business Address(1)	Positions Held with Funds, Term of Office(2) and Length of Service as a Trustee(3)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees and Trustee Nominees

Theodore A. Olson Year of birth: 1939	Trustee and Chairman	• Corporate Vice President and Controller for Abbott Laboratories from 1988 to 1999 (retired since 1999); • Director and Member of Finance Committee of Clara Abbott Foundation from 2002 to 2010; • Director of The Hundred Club of Lake County since 1989.	2	• Trustee of NETS Trust from 2007 to 2009

Richard W. Durkes Year of birth: 1950	Trustee Nominee	• Managing Director, Sandler O’Neill & Partners, L.P. (a financial services company), since 2002.	0	• Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds the rights to certain intellectual property) • Trustee, Henderson Global Funds (investment company)

John F.X. Manning Year of birth: 1963	Trustee Nominee	• Senior Vice President of Institutional Equity Sales and Partner of Cantor Fitzgerald from 1988 to 2013 (retired since 2013).	0	• None

John J. Masterson Year of birth: 1959	Trustee and Chairman of the Audit Committee	• Managing Director and Co-Chief Operating Officer of Global Securities Services and Goldman Sachs & Company from 1983 to 2006 (retired since 2006).	2	• Trustee of Transparent Value Trust since December 2009; • Trustee of NETS Trust from 2007 to 2009; • Director of Bogota Savings Bank since 2012

Name, Year of Birth, Business Address(1)	Positions Held with Funds, Term of Office(2) and Length of Service as a Trustee(3)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Ralph F. Vitale Year of birth: 1948	Trustee and Chairman of the Governance Committee	• Executive Vice President of Securities Finance for State Street Corporation from 1997 to 2003 (retired since 2003); • Director of Boston Rheology, LLC from 2005 to 2010.	2	• Trustee of NETS Trust from 2007 to 2009

Interested Trustee

James D. McDonald* Year of birth: 1959	Trustee	• Executive Vice President and Chief Investment Strategist at Northern Trust Investments, Inc. since 2014; • Senior Vice President and Chief Investment Strategist at Northern Trust Investments, Inc. from 2009 to 2014; • Director of Equity Research at Northern Trust Investments, Inc. from 2001 to 2009.	2	• None

(1)	Each Trustee or Trustee nominee may be contacted by writing to the Trustee/Trustee Nominee, c/o Paul Dykstra, K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602.

(2)

Trustees serve indefinite terms until their qualified successors are chosen. The Agreement and Declaration of Trust for NT Alpha provides for Trustees to serve in three classes of trustees with staggered terms in the event that the Fund conducts a registered offering of units and holds annual meetings of unitholders. NT Alpha does not currently and has no intention to conduct such an offering or hold annual meetings of unitholders.

(3)

All of the current Trustees have been Trustees of NT Equity Long/Short since that Fund’s inception in 2011. Mr. Olson has been a Trustee of NT Alpha since 2004; Mr. Vitale has been a Trustee of NT Alpha since 2006; Mr. Masterson has been a Trustee of NT Alpha since 2007; and Mr. McDonald has been a Trustee of NT Alpha since 2008.

*	Interested Trustee by virtue of his position as an executive officer of the Adviser.

Trustee and Trustee Nominee Qualifications

The Trustees and Trustee Nominees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent view of management. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee and Trustee Nominee is qualified to serve as a Trustee of the Fund.

A summary of various qualifications, experiences and skills of each Trustee and Trustee Nominees (in addition to the business experience set forth in the table above) that contributed to the Board’s conclusion that the individual should serve on the Board follows below. References to the qualifications, attributes and skills of Trustees and Trustee Nominees are based on requirements of the SEC, do not constitute holding out of the Board or any Trustee or Trustee Nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Theodore A. Olson. Mr. Olson has served as a Trustee of NT Alpha since 2004 and as a Trustee of NT Equity Long/Short since its inception. Through his experience as Chairman of the Board and as a financial officer with a publicly traded corporation, and through his service on the boards of directors of other organizations, Mr. Olson is experienced in financial, regulatory and investment matters.

Richard W. Durkes. Mr. Durkes is a Trustee nominee. Through his experience as a Managing Director of Sandler O’Neill & Partners, L.P., a full service investment banking firm focused on the financial services sector, Mr. Durkes is experienced in financial, regulatory and investment matters.

John F.X. Manning. Mr. Manning is a Trustee nominee. Through his experience as a partner (retired since 2013) of Cantor Fitzgerald, a large investment bank, Mr. Manning is experienced in financial, regulatory and investment matters.

John J. Masterson. Mr. Masterson has served as a Trustee of NT Alpha since 2007 and as a Trustee of NT Equity Long/Short since its inception. Through his experience as a Trustee and Chairman of the Audit Committee and as a managing director and co-chief operating officer of an investment management firm, Mr. Masterson is experienced in financial, regulatory and investment matters.

James D. McDonald. Mr. McDonald has served as a Trustee of NT Alpha since 2008 and as a Trustee of NT Equity Long/Short since its inception. Through his experience as an executive officer with the Funds’ Adviser, Mr. McDonald is experienced in financial, regulatory and investment matters. Although he is an “interested” person under the 1940 Act, the Independent Trustees believe that Mr. McDonald provides an important business perspective that is critical to their decision-making process.

Ralph F. Vitale. Mr. Vitale has served as a Trustee of NT Alpha since 2006 and as a Trustee of NT Equity Long/Short since its inception. Through his experience as a Trustee and Chairman of the Governance Committee and as an executive officer with a financial institution, Mr. Vitale is experienced in financial, regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an interested person of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has appointed Mr. Olson, an Independent Trustee, as Chairman, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and encouraging open dialogue and independent inquiry among the Trustees and the Funds’ management. The position of Chairman, which is held by an Independent Trustee, is separate from that of the principal executive officer of the Funds, which is held by a member of Fund management.

The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet regularly throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements and review performance, and also hold special meetings to address matters arising between regular meetings. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of the Funds’ investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Governance Committee to assist in its oversight functions, including its oversight of the risks each of the Funds faces. Each committee reports its activities to the Board on a regular basis. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address different types of risks applicable to the Funds. Under the Board’s supervision, the officers of the Funds, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Funds’ investment management agreements and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible. Officers of the Funds report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. The Board meets with the Funds’ Chief Compliance Officer to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance programs. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from Fund management on the investments and securities trading of the Funds. The Board also requires Fund management to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Executive Officers of the Funds

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser or its affiliates and may receive compensation in such capacities.

Name, Year of Birth and Business Address(1)	Positions Held with Funds, Term of Office(2) and Length of Service	Principal Occupations During Past Five Years

Robert D. DiCarlo Year of birth: 1967	President of the Funds since 2013

•    Senior Vice President of Northern Trust Investments, Inc. and Chief Administrative Officer of Northern Trust Alternatives Group since 2011;

•    Assistant Controller of Aurora Investment Management from 2010 to 2011;

•    Vice President of Deutsche Bank from 2002 to 2009.

Randal Rein Year of birth: 1970	Treasurer of NT Alpha since 2008 and of NT Equity Long/Short since 2011

•    Senior Vice President of Finance Administration of Northern Trust Investments, Inc. since 2010;

•    Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011;

•    Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009.

Craig R. Carberry, Esq. Year of birth: 1960	Secretary of NT Alpha since 2004 and of NT Equity Long/Short since 2011	• Senior Legal Counsel and US Funds General Counsel at The Northern Trust Company since 2000.

Allison K. Fraser Year of birth: 1958 300 Atlantic Street, Suite 400 Stamford, CT 06901	Chief Compliance Officer of NT Alpha since 2007 and of NT Equity Long/Short since 2011	• Senior Vice President – Compliance of Northern Trust Investments, Inc. since 2010; • Vice President and Senior Compliance officer of The Northern Trust Company of Connecticut from 2006 to 2010.

(1)	Unless otherwise noted, the business address of each officer is 50 South LaSalle Street, Chicago, IL 60603.

(2)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Board Committees

The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Audit Committee and the Governance Committee.

Audit Committee

Each Fund has an Audit Committee (collectively, the “Audit Committee”), composed of Messrs. Masterson (Audit Committee Chairman), Olson and Vitale, all of the Independent Trustees, which is charged with selecting a firm of independent public accountants for such Fund and reviewing accounting matters with the accountants.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Funds with management of the Funds, (ii) the Audit Committee discussed with each Fund’s independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”), (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) the Audit Committee recommended to the Board that the financial statements of each Fund be included in such Fund’s Annual Report for the fiscal year ended March 31, 2013 (the most recent fiscal year ended for which an Annual Report has been filed with the SEC and delivered to unitholders).

The Audit Committee is governed by a written charter, which was approved by the Board on May 23, 2013 and is attached hereto as Appendix A.

In accordance with its charter, the Audit Committee has pre-approved all audit and non-audit services provided to the Funds. During the fiscal year ended March 31, 2013, the most recent fiscal year ended for which information is available, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, as applicable, that provides ongoing services to the Funds which are related to the operations of the Funds, were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services that were rendered by the Funds’ independent registered public accounting firm to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that were not pre-approved are compatible with maintaining the independence of the Funds’ independent registered public accounting firm. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining the independence of the Funds’ independent registered public accounting firm.

Governance Committee

Each Fund has a Governance Committee (collectively, the “Governance Committee”), composed of Messrs. Masterson, Olson and Vitale (Governance Committee Chairman), all of the Independent Trustees, which performs the functions set forth in the Governance Committee Charter. The purposes of the Governance Committee include reviewing and making recommendations on the composition of the Board, developing and making recommendations to the Board regarding corporate governance matters and practices, and reviewing and making recommendations to the Board with respect to compensation paid to Independent Trustees. The Funds’ Independent Trustees meet regularly as a group in executive session.

As part of its duties, the Governance Committee makes recommendations to the full Board with respect to candidates for the Board. Because the Funds do not hold annual meetings to elect Trustees, the Governance Committee does not have a formal policy regarding consideration of candidates recommended by unitholders; however, the Governance Committee may consider Trustee candidates recommended by unitholders to fill vacancies on the Board.

The Governance Committee Charter was approved by the Board on August 18, 2011 and is attached hereto as Appendix B.

Unitholder Communications to the Trustees

Unitholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to either the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent in writing to the Trustees c/o Paul Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602.

Trustee and Trustee Nominee Beneficial Ownership of Securities

As of March 28, 2014, the Trustees and Trustee nominees owned common units of the Funds in the following amounts:

Trustee	Units of NT Alpha	Dollar Range of Equity Securities in NT Alpha	Units of NT Equity Long/Short	Dollar Range of Equity Securities in NT Equity Long/Short	Aggregate Dollar Range of Equity Securities in all funds in the Fund Complex Overseen by Trustee
Independent Trustees and Trustee Nominees
Theodore A. Olson	20,166.58	Over $100,000	50.02	$1-$10,000	Over $100,000
Richard W. Durkes	0	None	0	None	None
John F.X. Manning	0	None	0	None	None
John J. Masterson	12,240.95	Over $100,000	100.01	$1-$10,000	Over $100,000
Ralph F. Vitale	8,365.85	Over $100,000	50.02	$1-$10,000	Over $100,000
Interested Trustee
James D. McDonald	0	None	0	None	None

As of March 28, 2014, none of the officers of the Trusts, who are not Trustees, owned equity securities of the Funds.

As of March 28, 2014, each Trustee, Trustee nominee and officer and the Trustees, Trustee nominee and officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.

Board Meetings

Four meetings of the Board were held during the Funds’ fiscal year ended March 31, 2014.

Four meetings of the Audit Committee were held during the Funds’ fiscal year ended March 31, 2014.

Three meetings of the Governance Committee were held during the Funds’ fiscal year ended March 31, 2014.

During the fiscal year ended March 31, 2014, each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Trustee and Trustee Nominee Compensation

The following table provides information regarding the compensation of the Trustees for the fiscal year ended March 31, 2014. The Funds do not accrue or pay retirement benefits to the Trustees as of the date hereof.

Trustee	Aggregate Compensation from NT Alpha	Aggregate Compensation from NT Equity Long/ Short	Total Compensation from the Fund Complex
Independent Trustees and Trustee Nominees
Theodore A. Olson	$30,000	$15,000	$45,000
Richard W. Durkes	None	None	None
John F.X. Manning	None	None	None
John J. Masterson	$30,000	$15,000	$45,000
Ralph F. Vitale	$30,000	$15,000	$45,000
Interested Trustee
James D. McDonald	None	None	None

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” the Trustee nominees named in this Proxy Statement for your Fund.

Quorum and Required Vote

The holders of a majority of the units entitled to vote at the Special Meeting present in person or by proxy shall constitute a quorum.

With respect to NT Alpha, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter and voting or abstaining is necessary to elect a Trustee nominee.

With respect to NT Equity, the affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, is necessary to elect a Trustee nominee. The 1940 Act defines such vote as the lesser of

(i) 67% or more of the total number of units present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding units are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding units.

Abstentions will be counted as units present at the Special Meeting for purposes of a quorum, and will have the same effect as a vote against a proposal.

ADDITIONAL INFORMATION

Further Information About Voting and the Special Meeting

The cost of soliciting proxies and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures will be borne by the Funds. Each Fund shall pay a pro rata portion (based on respective net assets) of such costs and expenses. In addition, certain officers, trustees, directors and employees of the Funds and Northern Trust Investments, Inc. (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail or e-mail.

If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person, in order to gain admission you will be required to show photographic identification, such as your driver’s license.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted at the proxies’ discretion.

Unitholders who execute proxy cards may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of their Fund, by delivering a subsequently dated proxy prior to the date of the Special Meeting or by attending and voting at the Special Meeting. Merely attending the Special Meeting, however, will not revoke a previously submitted proxy.

The Board has fixed the close of business on March 28, 2014 as the record date for the determination of unitholders of each Fund entitled to notice of, and to vote at, the Special Meeting. Unitholders of each Fund on that date will be entitled to one vote on each matter to be voted on for each unit held and a fractional vote with respect to each fractional unit with no cumulative voting rights.

You may contact us at 312-444-3303 to obtain directions to the site of the Special Meeting.

Investment Adviser

NTI acts as each Fund’s investment adviser. NTI is responsible for making investment decisions with regard to the investment of each Fund’s assets. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. As of December 31, 2013, NTI had approximately $611 billion in assets under management.

Administrator

NTI serves as each Fund’s administrator and has retained The Northern Trust Company, at 50 South LaSalle Street, Chicago, Illinois 60603, as sub-administrator for each Fund.

Placement Agent

Northern Trust Securities, Inc. acts as each Fund’s placement agent and executes orders for the purchase and sale of the Funds’ securities. The placement agent is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Independent Auditors

Deloitte & Touche LLP (“Deloitte”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Funds for and during the Funds fiscal years ending in 2012, 2013 and 2014. Representatives of Deloitte are not expected to attend the Special Meeting. The Funds do not know of any direct or indirect financial interest of Deloitte in the Funds.

Audit Fees

As of the date of this Proxy Statement, fees billed by Deloitte to the Funds and their affiliates for the Funds’ most recently completed fiscal year ended March 31, 2014 have not been finalized. For each Fund’s two most recently completed fiscal years for which information is available, the aggregate fees billed to each Fund by Deloitte for professional services rendered for the audit of each Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal years ended March 31, 2012 and 2013 were approved by the Audit Committee in accordance with its charter.

Audit-Related Fees

As of the date of this Proxy Statement, fees billed by Deloitte to the Funds and their affiliates for the Funds’ most recently completed fiscal year ended March 31, 2014 have not been finalized. For each Fund’s two most recently completed fiscal years for which information is available, the aggregate fees billed by Deloitte for services related to 17f-2 security counts are set forth on Annex A. All of the audit-related fees for the fiscal years ended March 31, 2012 and 2013 were approved by the Audit Committee in accordance with its charter.

Tax Fees

As of the date of this Proxy Statement, fees billed by Deloitte to the Funds and their affiliates for the Funds’ most recently completed fiscal year ended March 31, 2014 have not been finalized. For each Fund’s two most recently completed fiscal years for which information is available, the aggregate fees billed by Deloitte and approved by the Audit Committee for professional services rendered for tax compliance, tax advice, and tax planning (such fees related to tax services provided by Deloitte in connection with the Funds’ tax compliance) are set forth on Annex A.

All of the tax services for the fiscal years ended March 31, 2012 and 2013 were approved by the Audit Committee in accordance with its charter. Deloitte did not perform any other tax compliance or tax planning services or render any tax advice required to be approved by the Audit Committee for such fiscal periods.

All Other Fees

As of the date of this Proxy Statement, fees billed by Deloitte to the Funds and their affiliates for the Funds’ most recently completed fiscal year ended March 31, 2014 have not been finalized. There were no fees billed by Deloitte for the fiscal years ended March 31, 2012 and 2013 for services rendered to NT Alpha other than audit, audit-related and tax services. There were no fees billed by Deloitte for the fiscal year ended March 31, 2013 for services rendered to NT Equity Long/Short other than audit, audit-related and tax services. For NT Equity Long/Short’s fiscal year ended March 31, 2012, the aggregate fees billed by Deloitte and approved by the Audit Committee for NT Equity Long/Short for services other than audit, audit-related and tax services (such fees related to the performance of a seed audit for NT Equity Long/Short) are set forth on Annex A.

Aggregate Non-Audit Fees

As of the date of this Proxy Statement, fees billed by Deloitte to the Funds and their affiliates for the Funds’ most recently completed fiscal year ended March 31, 2014 have not been finalized. For each Fund’s two most recently completed fiscal years for which information is available, the aggregate non-audit fees billed by Deloitte for services rendered to each Fund, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Principal Unitholders

As of March 28, 2014, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of any class of such Fund, except as set forth in the following table:

NT Alpha:

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Units	Northern Trust Alpha Strategies Fund 50 S. LaSalle Street Chicago, IL 60603	3,654,098.96	11.39%

Common Units	Northern Trust Alpha Strategies Fund, Q.P 50 S. LaSalle Street Chicago, IL 60603	14,972,668.85	46.69%

NT Equity Long/Short:

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Units	Northern Trust Equity Long/Short Strategies Fund 50 S. LaSalle Street Chicago, IL 60603	1,044,605.64	12.97%

Common Units	Northern Trust Equity Long/Short Strategies Fund, Q.P. 50 S. LaSalle Street Chicago, IL 60603	4,208,208.41	52.25%

Important Notice Regarding Availability of Proxy Materials for Special Meeting to be held on May 15, 2014

This Proxy Statement, each Fund’s most recent Annual and Semi-Annual Report, the form of proxy and the Notice of Special Meeting are available to any unitholder without charge, upon request. Requests should be directed to the Adviser by calling 312-444-3303 or by writing NTI Hedge Funds, c/o Mustafa Baig, 50 S. LaSalle Street, MB-22, Chicago, IL 60603.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and timely filed.

Privacy Principles of the Fund

The Funds are committed to maintaining the privacy of unitholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information each Fund collects, how the Funds protect that information and why, in certain cases, a Fund may share information with select other parties.

Certain non-public personal information of a Fund’s unitholders may become available to such Fund from subscription documents, forms, investment manager web sites, conversations with unitholders, third parties (with unitholder permission) and unitholder transactions with the Fund and its affiliates. Each Fund only discloses non-public personal information about its unitholders or former unitholders to companies that perform services, such as marketing services, for it, to affiliated and non-affiliated financial institutions with whom it has marketing agreements and as otherwise permitted by law.

The Funds provide access to non-public personal information about their unitholders to only those who need it to perform their jobs and provide services to unitholders. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their unitholders.

Unitholder Meetings

Neither Fund has scheduled any future annual unitholder meetings or special unitholder meetings in lieu of annual meetings, although the Board may call such meetings in its sole discretion. The Declaration of Trust of each Fund does not require that such Fund hold annual unitholder meetings.

Adjournment

In the event a quorum is present at the Special Meeting but sufficient votes to elect the Trustee nominees are not received, proxies would vote in favor of one or more adjournments of the Special Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of unitholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to

Independent Registered Public Accountants

Fiscal Year Ended March 31, 2013

		Non-Audit Fees
Fund	Audit Fees	Audit- Related	Tax	Other	Total Non- Audit Fees to Funds and Service Affiliates that Did Not Require Pre- Approval	Total
NT Alpha	$59,600	$26,900	$39,500	$0	$2,254,000	$2,380,000
NT Equity Long/Short	$40,000	$24,000	$25,000	$0	$2,254,000	$2,343,000

Fiscal Year Ended March 31, 2012

		Non-Audit Fees
Fund	Audit Fees	Audit- Related	Tax	Other	Total Non- Audit Fees to Funds and Service Affiliates that Did Not Require Pre- Approval	Total
NT Alpha	$59,600	$26,900	$43,500	$0	$1,011,900	$1,141,900
NT Equity Long/Short	$40,000	$16,000	$29,000	$5,000	$1,011,900	$1,101,900

APPENDIX A

NT ALPHA STRATEGIES FUND

NT EQUITY LONG/SHORT STRATEGIES FUND

Audit Committee Charter

(amended as of May 2013)

Organization and Purpose

The Trustees of NT Alpha Strategies Fund and NT Equity Long/Short Strategies Fund (each, A “Trust” and, collectively, the “Trusts”) have established an audit committee, comprised solely of independent Trustees. “Independent Trustees” are Trustees who: (1) do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trusts, other than in his or her capacity as a member of the audit committee, the Board of Trustees or other Board committee; and (2) are not “interested persons” of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940. The audit committee has been established by and amongst the Board of Trustees for the purpose of overseeing the accounting and financial reporting processes of the Trusts and the audits of the financial statements of the Trusts. The audit committee shall be independent of management, and shall perform its responsibilities in accordance with applicable regulatory requirements as in effect from time to time.

Summary of Responsibilities

The function of the audit committee is oversight. Management of the Trusts is responsible for the preparation, presentation, and integrity of the Trusts’ financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants for the Trusts are responsible for planning and carrying out proper audits. The independent accountants shall be ultimately accountable to the audit committee and, through the audit committee, to the Board of Trustees. The independent accountants shall report directly to the audit committee.

Specific Responsibilities

The audit committee shall:

1.

Select the Trusts’ independent accountants subject to ratification by the Board of Trustees, and be responsible for the compensation and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting).

2.

Review with the independent accountants the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits.

3.

Meet with the independent accountants, and financial and accounting personnel for the Trusts, to review the scope of each proposed audit, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent accountants discussed with management in connection with their appointment or retention, the audit procedures used, and the key risk considerations, and at the conclusion thereof, review the results of each audit, including any matters relating to the other information in documents containing the audited financial statements of the Trusts.

4.

Review with the independent accountants and obtain reports from them within the time periods prescribed by the Securities and Exchange Commission (the “SEC”) regarding: (a) the critical accounting policies and practices used by the Trusts, including the significant assumptions underlying highly subjective estimates; (b) all alternative accounting treatments within generally accepted accounting principles for policies and practices related to material items that the independent accountants have discussed with management; (c) any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); (d) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (e) all non-audit services provided to any entity in the Trusts’ “investment company complex” (as defined in the applicable regulations of the SEC) that were not pre-approved by the audit committee; and (f) other written communications between the independent accountants and management, such as management letters or schedule of unadjusted differences.

5.

Review with the independent accountants all matters required to be communicated to the audit committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the Trusts’ internal auditors in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations and to inquire of the audit committee with respect to such violations or possible violations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (j) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Trusts’ financial reporting process.

6.

Review, in light of applicable regulations and industry standards, the factors bearing on the independence of the independent accountants and request annually a representation letter from the independent accountants regarding their independence.

7.	Review with the independent accountants, and financial and accounting personnel for the Trusts, the quality of accounting principles and financial disclosure practices used by the Trusts.

8.	Review with the independent accountants, and financial and accounting personnel for the Trusts, the adequacy and effectiveness of the Trusts’ internal accounting and financial controls, and consider any recommendations for the improvement of the Trusts’ internal controls or particular areas where new or more detailed controls or procedures are desirable.

9.

Review with the financial and accounting personnel for the Trusts the scope of the internal audit plan as it relates to the Trusts’ internal controls environment and, after the conclusion thereof, discuss the results of the audits and consider any recommendations for improvement of the Trusts’ internal controls or particular areas where new or more detailed controls or procedures are desirable.

10.

Receive, in accordance with regulations adopted by the SEC, reports from the Trusts’ principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Trusts’ ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Trusts’ internal controls.

11.	Serve as a “qualified legal compliance committee” as defined in 17 CFR Part 205 with the authority and responsibility stated therein.

Additional Matters

1.

The audit committee expects that it will, as a normal matter, meet as necessary. The audit committee shall set its agenda and the places and times of its meetings, and shall meet separately from management at such times as the committee deems appropriate.

2.

To the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall either be: (a) pre-approved by the audit committee as a whole; or (b) between meetings of the audit committee by the Chairman of the audit committee and the Trusts’ designated Audit Committee Financial Expert (if any) acting jointly (if both are available) or singly (if either is unavailable), provided that, in each case, such pre-approvals must be reported to the full audit committee at its next meeting.

3.

The audit committee shall have the authority to investigate any circumstance that comes to its attention that indicates that a potential violation of any regulation applicable to the preparation or publication of the Trusts’ financial statements or reports may have occurred.

4.	The audit committee shall provide the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the full Board of Trustees.

5.

The audit committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.	The audit committee shall review the provisions of this Audit Committee Charter at least annually and recommend to the Board any changes that the audit committee deems appropriate.

APPENDIX B

NT ALPHA STRATEGIES FUND

NT EQUITY LONG/SHORT STRATEGIES FUND

GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the NT Alpha Strategies Fund Governance Committee and the NT Equity Long/Short Strategies Fund Governance Committee (each the “Trust” hereunder) include:

•

Recommending to the Board of Trustees of the Trust the slate of nominees for Independent Trustees to be elected (including any Trustees to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Trustees for service on the Board of the Trust. The Committee will not consider any candidate for an Independent Trustee who (1) has served as an officer or director of the Trust’s manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or Interested Trustee of the Trust or its affiliates.

•	Reviewing the independence of Independent Trustees then serving on the Board of the Trust. An otherwise

Independent Trustee who served as an officer or director of the Trust’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Trustee of the Trust or its affiliates will be deemed independent. No person who receives, or who in the preceding five years has received, any consulting, advisory or similar fee from Northern Trust Global Advisors, Inc. or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Trustees to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•

Being available to assist the Board of Trustees in evaluating the quality of Trustees participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Developing an education calendar that details the topics to be addressed in the Board’s quarterly education sessions.

•

Annually monitoring the attendance by each Independent Trustee at educational seminars, conferences or similar meetings. The Board encourages each Independent Trustee to attend at least one such meeting per year. Any Trustee who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Trustee before or shortly after the new Trustee joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “best practices.”

•	Reviewing, at least annually, the performance of outside counsel to the Trust and of counsel to the Independent Trustees, including fees and expenses.

•	Reviewing Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Trustees concerning Trustee compensation and expenses, including:

– annual fees;

– supplemental compensation for Committee service;

– supplemental compensation for serving as a Board or Committee Chair;

– Board or Committee meeting attendance fees; and

– expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

Adopted:	August 18, 2011

Revised:	May 20, 2010; August 18, 2011

VOTE THIS PROXY CARD TODAY

EVERY UNITHOLDER’S VOTE IS IMPORTANT

Return the signed proxy card in the enclosed envelope.

PROXY		PROXY

Fund

NT ALPHA STRATEGIES FUND

JOINT SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON MAY 15, 2014

The undersigned holder of common units of the Fund referenced above, hereby appoints Robert D. DiCarlo, Randal Rein and Craig R. Carberry, and each of them, with full power of substitution, as proxies and hereby authorizes each of them or their designees to represent and to vote, as designated on the reverse side of this proxy card, all common units of the Fund(s) held of record on March 28, 2014 by the undersigned, at the Joint Special Meeting of Unitholders to be held on May 15, 2014, and all adjournments, postponements or delays thereof (the “Special Meeting”), with all powers the undersigned would possess if personally present.

The enclosed proxy is solicited by the Board of Trustees of the Funds for use at the Special Meeting to be held on May 15, 2014 and, if the Special Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Special Meeting.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting.

Date             , 2014

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as the unitholder name appears hereon. When units are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

The Board of Trustees (The “Board”) of your Fund(s) unanimously recommends that you vote “FOR” the election of the Trustees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	Election of Trustees

01. Theodore A. Olson

FOR	AGAINST	ABSTAIN
☐	☐	☐

02. Richard W. Durkes

FOR	AGAINST	ABSTAIN
☐	☐	☐

03. John F.X. Manning

FOR	AGAINST	ABSTAIN
☐	☐	☐

04. John J. Masterson

FOR	AGAINST	ABSTAIN
☐	☐	☐

05. James D. McDonald

FOR	AGAINST	ABSTAIN
☐	☐	☐

06. Ralph F. Vitale

FOR	AGAINST	ABSTAIN
☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE THIS PROXY CARD TODAY

EVERY UNITHOLDER’S VOTE IS IMPORTANT

Return the signed proxy card in the enclosed envelope.

PROXY		PROXY

Fund

NT EQUITY LONG/SHORT STRATEGIES FUND

JOINT SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON MAY 15, 2014

The undersigned holder of common units of the Fund referenced above, hereby appoints Robert D. DiCarlo, Randal Rein and Craig R. Carberry, and each of them, with full power of substitution, as proxies and hereby authorizes each of them or their designees to represent and to vote, as designated on the reverse side of this proxy card, all common units of the Fund(s) held of record on March 28, 2014 by the undersigned, at the Joint Special Meeting of Unitholders to be held on May 15, 2014, and all adjournments, postponements or delays thereof (the “Special Meeting”), with all powers the undersigned would possess if personally present.

The enclosed proxy is solicited by the Board of Trustees of the Funds for use at the Special Meeting to be held on May 15, 2014 and, if the Special Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Special Meeting.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting.

Date             , 2014

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as the unitholder name appears hereon. When units are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

The Board of Trustees (The “Board”) of your Fund(s) unanimously recommends that you vote “FOR” the election of the Trustees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	Election of Trustees

01. Theodore A. Olson

FOR	AGAINST	ABSTAIN
☐	☐	☐

02. Richard W. Durkes

FOR	AGAINST	ABSTAIN
☐	☐	☐

03. John F.X. Manning

FOR	AGAINST	ABSTAIN
☐	☐	☐

04. John J. Masterson

FOR	AGAINST	ABSTAIN
☐	☐	☐

05. James D. McDonald

FOR	AGAINST	ABSTAIN
☐	☐	☐

06. Ralph F. Vitale

FOR	AGAINST	ABSTAIN
☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.